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                        Consent of Independent Auditors
                        -------------------------------


The Board of Directors
MidAmerica Realty Services Company:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP
Des Moines, Iowa
July 13, 1999